UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 10, 2021

                           FORTITUDE GOLD CORPORATION
             (Exact name of registrant as specified in its charter)

               Colorado                              85-2602691
    (State of Other Jurisdiction of     (I.R.S. Employer Identification No.)
    incorporation or Organization)

  2886 Carriage Manor Point, Colorado
              Springs, CO                              80906
    (Address of principal executive                  (Zip code)
               offices)

       Registrant's telephone number, including area code: (719) 717-9825


     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

                                                       Name of exchange
     Title of each class       Trading Symbol          on which registered
      -------------------      --------------         ---------------------
            None                    N/A                       N/A

Item 5.07. Submission of Matters to a Vote of Securities Holders.

     The annual meeting of the Company's shareholders was held on June 10, 2021. At the meeting the following persons were elected as directors for the upcoming year:

                                        Votes
                             --------------------------           Broker
        Name                For      Against     Abstain        Non-Votes

     Jason Reid        10,117,428.11     -     926,867.50     3,886,344.87

     Bill M. Conrad    10,110,614.54     -     932,842.07     3,886,344.87

     At the meeting the following proposal was ratified by the Company's shareholders:

(1) the appointment of Haynie & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

     The following is a tabulation of votes cast with respect to this proposal:

                            Votes
                  -----------------------------------        Broker
    Proposal      For        Against    Abstain             Non-Votes

      (1)     14,908,519.61  1,789.87   20,331.00           3,886,344.87

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 11, 2021
                           FORTITUDE GOLD CORPORATION


                                 By:  /s/ Jason D. Reid
                                      -----------------------------------------
                                     Jason D. Reid, Chief Executive Officer